Exhibit 99.1
Execution Version
_____________________________________________________________________________________

VERIZON MASTER TRUST
OMNIBUS AMENDMENT

between

VERIZON MASTER TRUST,
as Trust

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
As Indenture Trustee and Note Paying Agent for each Series (as defined herein)

to each of

Indenture, dated as of January 26, 2023, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2023-1)
Indenture, dated as of April 25, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2023-3)

Indenture, dated as of June 30, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2023-4)

Indenture, dated as of September 20, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2023-6)

Indenture, dated as of November 20, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2023-7)

Indenture, dated as of January 18, 2024, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2024-1)

Indenture, dated as of January 18, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-2)	Indenture, dated as of April 23, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-3)
Indenture, dated as of June 28, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-4)	Indenture, dated as of June 28, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-5)
Indenture, dated as of September 18, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-6)	Indenture, dated as of September 18, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-7)
Indenture, dated as of November 26, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2024-8)	Indenture, dated as of January 22, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2025-1)

Indenture, dated as of January 22, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2025-2)	Indenture, dated as of March 31, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2025-3)
Indenture, dated as of March 31, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (Series 2025-4)
Indenture, dated as of June 24, 2025, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2025-5)

Indenture, dated as of June 24, 2025, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent
(Series 2025-6)

Dated as of October 3, 2025
________________________________________________________________________

This OMNIBUS AMENDMENT, dated as of October 3, 2025 (this “Amendment”), is to each INDENTURE listed in Schedule I hereto (each, an “Indenture”), by and between VERIZON MASTER TRUST, as trust (the “Trust”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (“U.S. Bank Trust Co.”), as indenture trustee (in such capacity, the “Indenture Trustee”) and as note paying agent under each Indenture.
W I T N E S S E T H
WHEREAS, the parties to this Amendment desire to amend each Indenture as set forth in Section 2 below;
WHEREAS, Section 9.1(b) of each Indenture permits amendments to such Indenture, other than as set forth in Section 9.2 of such Indenture, by the Trust and the Indenture Trustee, without the consent of the related Noteholders, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, such Indenture or modifying in any manner the rights of the related Noteholders under such Indenture, if (i) the Administrator delivers to the Indenture Trustee an Officer’s Certificate stating that the Administrator reasonably believes that the amendment will not have a material adverse effect on the related Notes or (ii) the Rating Agency Condition has been satisfied with respect to the related Notes;
WHEREAS, Section 9.2 of each Indenture does not apply to this Amendment; and
WHEREAS, (a) the Trust Order referred to in Section 9.1(b) of each Indenture, (b) the Officer’s Certificate referred to in Sections 9.1(b) and 11.3 of each Indenture, and (c) the Opinion of Counsel referred to in Sections 9.3(a) and 11.3 of each Indenture and Section 11.1(h)(ii) of the Amended and Restated Trust Agreement, dated as of May 25, 2021, as amended (the “Trust Agreement”), between Verizon ABS II LLC, as the depositor (the “Depositor”), and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), are being delivered simultaneously herewith.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.   Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein or in the applicable Indenture are defined in Appendix A to the Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, as amended, among the Trust, U.S. Bank Trust Co. (as successor to U.S. Bank National Association), as master collateral agent, Cellco Partnership d/b/a Verizon Wireless (“Cellco”), as servicer, and the Creditor Representatives from time to time party thereto or in the Group Supplement for Group 1, as applicable.
SECTION 2.  Amendments and Modifications to each Indenture. As of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 4 below, each Indenture is hereby amended as follows, with text marked in underline indicating additions and with text marked in ~~strikethrough~~ indicating deletions:

(a)     The definition of “Class R Interest Holder” included in Section 1.1 of each Indenture is hereby amended as follows:
“Class R Interest Holder” means ~~the~~any Person registered as the holder of any percentage interest of the Class R Interest on the Trust Register.
(b)     The second sentence of Section 12.14(b) of each Indenture is hereby amended as follows:
“The Class R Interest Holder will be the Person or Persons registered as the holder of any portion of the Class R Interest on the Trust Register.”
(c)     Section 12.14(d) of each Indenture (other than the Series 2025-5 Indenture and the Series 2025-6 Indenture (each as defined on Schedule I)) is hereby amended as follows:
(d)            Transfer of Class R Interest. The Class R Interest Holder ~~will be permitted to sell,~~may transfer~~, assign or convey its rights in~~ the Class R Interest ~~upon satisfaction of~~in accordance with and subject to the requirements applicable to transfers of ~~the Certificates set forth in Section 3.3 of~~“Class R Interests” under the Trust Agreement ~~mutatis mutandis~~, subject to the requirements of Section 11.7 of this Indenture. The Class R Interest Holder, if it wishes to transfer the Class R Interest, shall notify the Trust Registrar in writing of such transfer and identify the new Class R Interest Holder. Upon receipt of notice in writing of any transfer of the Class R Interest identifying the new Class R Interest Holder, the Owner Trustee, as Trust Registrar for the Class R Interest, will record such transferee as the Class R Interest Holder on the Trust Register. Notwithstanding anything else in this Indenture to the contrary, no Person shall have any rights hereunder with respect to the Class R Interest unless such Person is identified as being the Class R Interest Holder on the Trust Register

SECTION 3.  Reference to and Effect on each Indenture.
(a)            Beginning on October 3, 2025 (the “Effective Date”) (i) each Indenture shall be and be deemed to be, modified and amended in accordance herewith and this Amendment shall form a part of the terms and conditions of such Indenture for any and all purposes and every Noteholder, heretofore or hereafter authenticated and delivered under such Indenture shall be bound hereby and thereby, (ii) each reference in an Indenture to “this Indenture”, “hereof”, “hereunder” or words of like import referring to that Indenture shall mean and be a reference to that Indenture, as amended by this Amendment and (iii) each reference to an Indenture in any other Series Related Document for the applicable Series (as defined on Schedule I), any other Transaction Document with respect to such Series and any financing statement filed in connection therewith shall mean and be a reference to such Indenture, as amended by this Amendment.

(b)            Each Indenture (except as specifically amended herein) shall remain in full force and effect and each Indenture is hereby ratified and confirmed in all respects by each of the applicable parties hereto.
SECTION 4.  Conditions Precedent. This Amendment shall become effective as of the Effective Date upon receipt by the parties hereto of this Amendment duly executed by the parties hereto.
SECTION 5.  Certain Representations and Warranties.
(a)            The Trust hereby represents and warrants to the other parties hereto as of the date hereof that, solely with respect to itself:
(i)
the representations and warranties made by it in each Indenture are true and correct in all material respects both on and as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby (except to the extent such representations and warranties relate solely to an earlier date and then are true and correct as of such earlier date);

(ii)
the execution, delivery and performance by it of this Amendment are within its organizational powers, have been duly authorized by all necessary action, and do not contravene (1) its organizational documents, (2) any Law applicable to it, (3) any contractual restriction binding on or affecting it or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and

(iii)
this Amendment, assuming this Amendment has been duly executed by each other party hereto, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

(b)            The Trust hereby represents and warrants to the other parties hereto as of the date hereof that no Potential Default or Event of Default with respect to Group 1, no Potential Amortization Event or Amortization Event with respect to each Series (as defined on Schedule I), and no Potential Servicer Termination Event or Servicer Termination Event exists or shall occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 6.  Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 7.  Submission to Jurisdiction. Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Amendment. Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.
SECTION 8.  Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
SECTION 9.  Severability. If a part of this Amendment is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Amendment and will not affect the validity, legality or enforceability of the remaining Amendment.
SECTION 10.  Headings. The headings in this Amendment are included for convenience and will not affect the meaning or interpretation of this Amendment.
SECTION 11.  Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Executed counterparts may be delivered electronically.
SECTION 12.  Direction to Owner Trustee. Pursuant to and in accordance with Section 5.6 of the Trust Agreement, Cellco, in its capacity as Administrator, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment as Owner Trustee on behalf of the Trust. The Administrator hereby certifies and confirms that (a) it has reviewed and approved of this Amendment and the amendments to each Indenture; (b) this direction and such action by the Owner Trustee pursuant to this direction are not contrary to any obligation of the Trust or the Owner Trustee under, and are consistent with, permitted by and in compliance with the Trust Agreement, and all of the other relevant documents contemplated by the Trust Agreement; (c) the Owner Trustee shall not be liable for the action taken by it in accordance with this Amendment; (d) all conditions precedent necessary for the effectiveness of this Amendment contained in the Trust Agreement and each Indenture have been duly satisfied or waived; and (e) the Owner Trustee’s actions in accordance with this Amendment are covered by Section 7.2(a) of the Trust Agreement. Pursuant to Section 6.6 of the Sixth Amended and Restated Trust Agreement, dated as of September 30, 2025 (the “True-up Trust Agreement”), among Wilmington Trust, National Association, a national banking association, as owner trustee (the “True-up Trust Owner Trustee”), the Depositor, Cellco, as custodian (the “Custodian”), and various originators from time to time party thereto, as originators and beneficiaries, Cellco, in its capacity as Custodian, hereby authorizes and directs the True-up Trust Owner Trustee to execute and deliver this Amendment as True-up Trust Owner Trustee, on behalf of Verizon DPPA True-up Trust. The Custodian hereby certifies and confirms that (a) it has reviewed and approved of this Amendment and the amendments to each Indenture; (b) that this direction and the action to be taken by the True-up Trust Owner Trustee pursuant to this direction are not contrary to any obligation of the True-up Trust Owner Trustee under, and are consistent with, permitted by and in compliance with the True-up Trust Agreement, and all of the other relevant documents referenced in the True-up Trust Agreement; and (c) the True-up Trust Owner Trustee’s actions in accordance with this Amendment are covered by Section 8.2(a) of the True-up Trust Agreement.
[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.
VERIZON MASTER TRUST

By:  WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee on behalf of the Trust

By:  /s/ Clarice Wright
Name: Clarice Wright
Title:   Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity, but solely
as Indenture Trustee for each Series

By:  /s/ Matthew M. Smith
Name:   Matthew M. Smith
Title:     Vice President

Solely with respect to Section 12:

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Administrator of Verizon Master Trust and as Custodian of Verizon DPPA True-up Trust

By: /s/ Jon Ransegnola
Name:  Jon Ransegnola
Title:         Assistant Treasurer

Schedule I
1.            Indenture, dated as of January 26, 2023, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2023-1”)

2.            Indenture, dated as of April 25, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2023-3”)

3.            Indenture, dated as of June 30, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent  (“Series 2023-4”)

4.            Indenture, dated as of September 20, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2023-6”)

5.            Indenture, dated as of November 20, 2023, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2023-7”)

6.            Indenture, dated as of January 18, 2024, as amended, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-1”)

7.            Indenture, dated as of January 18, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-2”)

8.            Indenture, dated as of April 23, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-3”)

9.            Indenture, dated as of June 28, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-4”)

10.            Indenture, dated as of June 28, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-5”)

11.            Indenture, dated as of September 18, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-6”)

12.            Indenture, dated as of September 18, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent  (“Series 2024-7”)

13.            Indenture, dated as of November 26, 2024, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2024-8”)

14.             Indenture, dated as of January 22, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2025-1”)

15.            Indenture, dated as of January 22, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2025-2”)

16.            Indenture, dated as of March 31, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2025-3”)

17.            Indenture, dated as of March 31, 2025, by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2025-4”)

18.            Indenture, dated as of June 24, 2025, as amended, (the “Series 2025-5 Indenture”), by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2025-5”)

19.            Indenture, dated as of June 24, 2025, as amended (“Series 2025-6 Indenture”), by and between Verizon Master Trust, as trust, and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent (“Series 2025-6” and, each of Series 2023-1, Series 2023-3, Series 2023-4, Series 2023-6, Series 2023-7, Series 2024-1, Series 2024-2, Series 2024-3, Series 2024-4, Series 2024-5, Series 2024-6, Series 2024-7, Series 2024-8, Series 2025-1, Series 2025-2, Series 2025-3, Series 2025-4, Series 2025-5 and Series 2025-6, a “Series”)